UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 27, 2011

  MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-24487 (Commission File Number)	77-0322161 (IRS Employer Identification No.)

955 East Arques Avenue
Sunnyvale, CA  94085
(Address of Principal Executive Offices, including zip code)

(408) 530-5000
(Registrant's telephone number including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On October 27, 2011, MIPS Technologies, Inc. issued a press release announcing its results of operations for the first quarter ended September 30, 2011.  A copy of the press release is attached as Exhibit 99.01 to this Current Report.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2011, MIPS Technologies, Inc. (the “Company”) announced that its Board of Directors has appointed William Slater as the new Chief Financial Officer of the Company, effective November 10, 2011.  A copy of the press release announcing the engagement of Mr. Slater as Vice President, Chief Financial Officer and Treasurer is attached to this Form 8-K as Exhibit 99.02.

Mr. Slater has signed an offer letter which sets forth the terms of his employment with the Company and which is attached to this Form 8-K as Exhibit 10.01 and incorporated herein by reference.  In addition, Mr. Slater will enter into the Company's standard Indemnification Agreement and standard Change in Control Agreement, the forms of which are on file with the Securities and Exchange Commission.

Mr. Slater, age 60, brings to MIPS more than 25 years of experience in financial management and operations at high-growth organizations. He joins MIPS directly from his position as executive vice president and CFO of Saba Software, Inc., a NASDAQ-listed provider of enterprise software and cloud solutions, a position he has held since December 2008.  Prior to Saba Software, from August 2000 to September 2008, Mr. Slater was executive vice president and CFO at Symmetricom, a NASDAQ-listed provider of precise time and frequency technology. While there, he successfully built proactive, business-oriented accounting and financial organizations to drive profitability. Before Symmetricom, from August 1991 to November 1999, Mr. Slater served as executive vice president and CFO at Computer Curriculum Corporation, an educational software publisher and division of Viacom, where he oversaw strategies, business models, and infrastructure. Mr. Slater has also served as vice president, financial planning, at Simon & Schuster, from 1986 to 1991, and vice president and controller, Professional Products Group, for Revlon, from 1977 to 1986. He holds a B.A. in accounting from Queens College, City University of New York.

As previously disclosed, our current Chief Financial Officer, Maury Austin, is retiring from the Company.  His departure will be effective as of November 9, 2011.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

            10.01     Offer Letter for William Slater
            99.01     Press Release, dated October 27, 2011, entitled “MIPS Technologies' First Quarter Earnings Grow Sequentially.”
            99.02     Press Release, dated October 27, 2011, entitled "MIPS Technologies Appoints William Slater as Chief Financial Officer"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPS TECHNOLOGIES, INC. (Registrant)

Date: October 27, 2011	By:	/s/ MAURY AUSTIN
Name: Maury Austin
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.01	Offer Letter for William Slater
99.01	Press Release, dated October 27, 2011, entitled "MIPS Technologies' First Quarter Earnings Grow Sequentially."
99.02	Press Release, dated October 27, 2011, entitled "MIPS Technologies Appoints William Slater as Chief Financial Officer"